SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Act of 1934


                              July 23, 1999
            ________________________________________________
            Date of Report (Date of earliest event reported)



                             BOULDER CAPITAL
                           OPPORTUNITIES, INC.
            ________________________________________________
         (Exact name of registrant as specified in its charter)



Colorado                  0-28530              84-1341980
________________________________________________
(State or other       (Commission            I.R.S.Employer
jurisdiction           File Number)   Identification No.)
of incorporation)


15821 Ventura BL, #675, Encino, California  91436
_________________________________________________
(Address of principal executive offices)    (Zip code)

Registrant's telephone number, including area code:  (818)461-1757




192 Searidge Court, Shell Beach, California  93449
__________________________________________________
(Former name or former address, if changes since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a)
       1. Effective July 23, 1999, pursuant to the terms of a Reorganization and Stock Purchase Agreement dated as of the 25th of June, 1999 (the "Reorganization Agreement") the Registrant acquired all of the issued and outstanding common stock of Stan Lee Media, Inc., a Delaware corporation ("SLMI"), in exchange for 8,500,000 shares, or approximately 77.1% of the common capital stock of the Registrant.
The terms of the acquisition are more fully described in the Reorganization Agreement, a copy of which is attached as Exhibit 10.1 hereto. Set forth below are the names of the persons who acquired control of the Registrant and the respective numbers of shares acquired by each. Immediately following this Reorganization, the recipients owned the percentage set opposite their names of the common capital stock of Registrant.

                              Number of                    Percent of
Name                          Shares                       Common Stock
Stan Lee<F1>                3,600,000                           32.65%
Andrea Freitag<F2>          2,700,000                           24.49%
Gill Champion                  50,000                             .45%
Devendra Mishra                50,000                             .45%
Stephen M. Gordon             270,000                            2.45%

<F1> Includes 3,600,000 shares held in the name of the Lee Family Trust 1985
Trust.
<F2> Includes 2,700,000 shares held in the name of P.F.P. Family Holdings,
L.P.

       2. In connection with the Reorganization Agreement, (i) Mark DiSalvo resigned as the sole director of Registrant; (ii) Mark DiSalvo and Leah DiSalvo resigned from all other offices and positions in Registrant. Mr. Stan Lee was elected as chairman of the board of directors. Mr. Devendra Mishra was elected as president and director. Mr. Gill Champion was elected vice president and director. Ms. Andrea Freitag was elected secretary and director. Mr. Stephen Gordon was elected as treasurer.



(b)

       There are no arrangements known to Registrant, including any pledge by any person of securities of registrant or any of its parents, the operation of which may at a subsequent date, result in a change in control of registrant.


Item 2.  ACQUISITION AND DISPOSITION OF ASSETS.

       Pursuant to the terms of the Reorganization Agreement, the Registrant acquired all of the outstanding shares of common stock of SLMI. The terms of the acquisition are more fully described in the Reorganization Agreement, a copy of which is attached as Exhibit 10.1 hereto. SLMI is engaged in the business of deploying the global brand, intellectual property development capabilities and goodwill of comic book publisher, Stan Lee, to the Internet, as well as other new media and traditional media platforms. The Registrant intends to continue the same businesses and to engage in e-commerce through product and merchandise sales, on-line publishing, gaming, distance learning, financial services, sponsorships, co-branding, advertising, product placement and endorsements.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA
FINANCIAL INFORMATION AND EXHIBITS.

a)     Financial Statements of Businesses Acquired

       It is impracticable to provide the required financial information at the time of the filing of this report. The required financial information will be filed no later than 60 days after this report on Form 8-K for the acquisition must be filed.

b)     Exhibits

       10.1 A copy of the Reorganization Agreement is annexed hereto as Exhibit 10.1.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOULDER CAPITAL OPPORTUNITIES, INC.

/s/____________________________________________
Gil Champion, Vice President and Director
Date:  August 3, 1999
EXHIBIT 10.1 --  REORGANIZATION AND STOCK PURCHASE
AGREEMENT

This Reorganization and Stock Purchase Agreement dated as of June
25, 1999, (this "Agreement") is by and between Boulder Capital Opportunities, Inc., a Colorado corporation ("BCOI"), shareholders of BCOI who are, or will be, the owners of or otherwise represent at least Seventy-Five Percent (75%) of all the issued and outstanding common stock (the "Shareholders"), Stan Lee Media, Inc., a
Delaware corporation ("SLMI"), and Robert Bryan ("RGB"). BCOI acknowledges and agrees that the terms and provisions of this Agreement including, without limitation, the shares of stock transferable hereunder, may be assigned by SLMI or RGB.

BCOI was incorporated in the State of Colorado on April 22, 1996.
Its authorized capital consist of 100,000,000 shares of common stock, no par value and 10,000,000 shares of preferred stock, no par value. As of the effective date of this Agreement, BCOI has issued and outstanding 1,010,000 common shares (the "Outstanding Shares")
(BCOI agrees to a 2.5 to 1 forward stock split required per this Agreement which will result in 2,525,000 issued and outstanding shares). BCOI has no shares of preferred stock outstanding and will have no outstanding options, warrants, rights or other contractual agreements relating to the ability or requirement to issue any additional shares of common or preferred stock.

The respective board of directors of BCOI, SLMI, RGB and the Shareholders deem it advisable and in the best interest of their corporations and shareholders of their corporations that the shareholders of SLMI acquire securities of BCOI in accordance with the terms and conditions of this Agreement.

1. PLAN OF REORGANIZATION. The Shareholders signing this Agreement are the owners of or otherwise represent not less than 75% of the outstanding shares of BCOI which the Shareholders represent is a sufficient majority to carry any vote for approval of this Agreement under the corporate law of the State of Colorado, the articles of incorporation of BCOI, and the bylaws of BCOI. At the closing, the shareholders of SLMI, and or assigns, shall acquire
8,500,000 common shares (the "New Shares") from treasury and RGB and or assigns shall acquire 165,375 common shares (the "Existing
Shares") from shareholders of BCOI.

2. CONSIDERATION. Consideration for the events outlined in paragraph (1) above shall be:


(a) the exchange of all the issued and outstanding stock of SLMI for the 8,500,000 New Shares of BCOI, thereby making SLMI a wholly owned subsidiary of BCOI.

(b) items on the due diligence list (Exhibit A) shall be provided to SLMI by BCOI within 48 hours of signing this Agreement.

(c) On the Closing Date (as hereinafter defined), the board of directors of BCOI will deliver:

       (i) authorized minutes of the board authorizing this transaction;
       (ii) attorney opinion letter with respect to the tradability of existing shareholder free trade shares (the "Free Trade Shares");
       (iii) all documentation necessary to reflect approval of a 2.5 to 1 forward split;
       (iv) the corporate records of BCOI;
       (v) signed Lock Up agreements per (3) below;
       (vi) all documentation to reflect a symbol and Cusip number change;
       (vii) the preparation and filing of an information statement with the SEC pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder; and,
       (viii) the preparation and filing of Form 8-k with the SEC concerning the change of control transaction, subject to SLMI's counsel's review and approval;

(d) The BCOI shares shall be issued in certificates in form and substance satisfactory to SLMI.

3. LOCK UP AGREEMENT. Shareholders and RGB hereby agree to lock up 496,125 and 165,375 of their Free Trade Shares respectively according to the attached Schedule A which all parties to this Agreement shall approve and sign.

4. CLOSING DATE; PLACE OF CLOSING. The Closing Date shall be July 6, 1999. The Closing Date can be changed by mutual agreement, but in no event shall the Closing Date extend beyond 20 days from the date of signing this Agreement. Place of closing shall be the offices of Artfield Investments, 15301 Ventura Blvd., #300, Sherman Oaks, CA 91403.

5.     DELIVERY OF BCOI SHARES.  On or before the Closing
Date, BCOI and Shareholders will have ready for delivery certificates representing the New Shares of BCOI to be delivered to SLMI and/or assigns, and the Existing Shares of BCOI to be delivered to RGB and or assigned duly endorsed, together with appropriate stock powers, so as to make SLMI and/or assigns, and RGB and or assigns, the sole owners thereof, free and clear of all liens, claims, and encumbrances. Delivery to be made at such place as to be determined by the parties.

6. REPRESENTATIONS AND WARRANTIES OF BCOI. BCOI represents and warrants to SLMI as follows:

(a) As of the Closing Date, the 8,500,000 shares of BCOI common stock to be delivered to SLMI shareholders will constitute duly and validly issued shares of BCOI, and are fully paid and nonassessable, and will be legally equivalent in all respects to the common stock issued and outstanding as of the date thereof.

(b) The officers of BCOI have the power and the authority to execute this Agreement and to perform the obligations contemplated hereby;

(c) Within 48 hours of signing this Agreement, or such other date as agreed, management of BCOI will deliver to SLMI Audited
Financial Statements as of 4/30/99 and the balance sheet of BCOI as of 4/30/99 (the "Year End Financial Statements") and as of 6/23/99 (unaudited) (the "Interim Financial Statements" and, together with the Year End Financial Statements, the "Financial Statements") and the statement of income (loss), stockholders' equity and changes in financial condition for the periods then ended. All statements shall be done to GAAP standards.

(d) From and after the date hereof, there will not have been, and prior to Closing Date there will not be, any material adverse changes in the financial position of BCOI as set forth in the Financial Statements except changes arising in the ordinary course of business;

(e) BCOI is not, and as of the Closing Date will not be, involved in any pending litigation or governmental investigation or proceeding not reflected in the Financial Statements or otherwise disclosed in writing to SLMI and, to the knowledge of the Shareholder, no litigation or governmental investigation or proceeding is threatened against BCOI;

(f) As of the Closing Date, BCOI will be in good standing as a Colorado corporation;

(g) The authorized capital stock of BCOI consist of 100,000,000 shares of common stock, no par value and 10,000,000 shares of preferred stock, no par value. As of the Closing Date, BCOI will have issued and outstanding 11,025,000 common shares. BCOI has no shares of preferred stock outstanding. No shares have otherwise been registered under the state or federal securities laws. As of the Closing Date, all of the issued and outstanding shares of common stock of BCOI are validly issued, fully paid and non-assessable and there are not, and as of the Closing Date there will not be, outstanding any other warrants, options or other agreements on the part of BCOI obligating BCOI to issue any additional shares of common or preferred stock or any of its securities of any kind;

(h) Opinion letter from legal counsel of BCOI that BCOI counsel has acted as counsel in this transaction and has examined all appropriate documentation for the purposes of rendering an opinion that:

       (i) All requisite corporate and other authorizations for the execution of the agreement and performance thereof have been obtained.
       (ii) Except as otherwise disclosed, there is no pending threatened litigation or other legal actions, proceedings or investigations.
       (iii) The authorized capital stock is as set forth in this Agreement, and all outstanding shares are duly authorized, validly issued and fully paid.
       (iv) The Company has complied with all filing requirements for the Securities and Exchange Commission and all NASD filings, and that said filings conform to the requirements of the respective agencies.
       (v) That all prior actions of the corporation in connection with filings, have conformed to applicable state and federal law.
       (vi) That the existing shares represented as free trading on attached Exhibits B and C are Free Trading.

(i) Neither the execution and delivery of the Agreement, nor the consummation of the transactions contemplated hereby, will violate any provision of the articles of incorporation or bylaws of BCOI; will violate, conflict with or result in the breach or termination of, or otherwise give any contracting party, the right to terminate or constitute a default under the terms of any agreement or instrument to which BCOI is a party or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of BCOI, will violate any judgment, order, injunction, decree or award against or binding upon BCOI or upon its securities, property or business;

(j) Immediately following the 2.5:1 forward stock split and the purchase and sale of the New Shares to SLMI, there will be outstanding no more than 11,025,000 shares of common stock of BCOI and no other shares of capital stock. Attached hereto as Exhibit B is a true and correct list of the shareholders of BCOI as of the date hereof (excluding SLMI) and the number of shares of the common stock owned by each (the "Existing Shares"). BCOI has complied with all federal and state securities and blue sky laws in all offers, sales and issuances of its securities. The offer, issuance and sale of the Existing Shares was exempt from registration under the Securities Act pursuant to Section 4(2). Of the Existing Shares, 545,000 are not "restricted securities" within the meaning of Rule 144 under the Securities Act; these shares are so designated on the list attached as Exhibit B. Any notices required to be filed under the federal and state securities and blue sky laws prior to the date hereof (including regulation D notices) have been filed. Exhibit C hereto identifies each issuance of securities by BCOI prior to the date hereof, and accurately identifies the name of the purchaser, the consideration received, the date of issuance, and the federal securities law exemption from registration relied upon by BCOI. Attached as Exhibit D is a true and correct copy of the Articles of Incorporation and Bylaws of BCOI, as amended and in effect on the date hereof.

(k) BCOI has not had any business or operations of any nature whatsoever, has not sold any asset, provided any service for compensation, or incurred any obligations or liability except as otherwise specified in BCOI's Financial Statements. No shareholder of BCOI has any right to cause BCOI to register securities of BCOI with the SEC. BCOI has never had any paid employees.

7. REPRESENTATIONS AND WARRANTIES OF SLMI. SLMI represents and warrants as follows:

(a) SLMI has taken all necessary corporate action to authorize the execution of this Agreement and the transactions contemplated hereunder.

(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any provision of the articles of incorporation or bylaws of SLMI; will violate, conflict with or result in breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which SLMI is a party, or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of SLMI or will violate any judgment, order, injunction, decree or award against or binding upon SLMI, or upon its securities, property or business.

(c) All information supplied to BCOI in the Corporate Profile, Business Plan, Financial Statements, and Proforma of SLMI is accurate and reliable information. None of the information supplied contains any untrue statement of a material fact or omits to make any statement of material fact necessary to make the statements therein not misleading.

(d) Within 48 hours of signing this agreement or such other date as agreed, management of SLMI will deliver to BCOI the balance sheet and financial statements of SLMI as of 12/31/98, and balance sheet as of 6/23/99. All financials to be prepared according to GAAP standards.

(e) From and after the date hereof, there will not have been, and prior to the Closing Date there will not be, any material adverse changes in the financial position of SLMI assets as set forth in the balance sheet except changes arising in the ordinary course of business;

(f) SLMI is not, and as of the Closing Date will not be, involved in any pending litigation not in the ordinary course of business or governmental investigation or proceeding not disclosed in writing to BCOI and, to the knowledge of the Shareholders, no litigation or governmental investigation or proceeding beyond the ordinary course of business is threatened against SLMI;

(g) As of the Closing Date, SLMI will be in good standing as a Delaware corporation;

(h) Neither the execution and delivery of the Agreement, nor the consummation of the transactions contemplated hereby, will violate any provision of the articles of incorporation or bylaws of SLMI; will violate, conflict with or result in the breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which SLMI is a party, or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of SLMI; will violate any judgment, order, injunction, decree or award against or binding upon SLMI or upon its securities, property or business;

8. REPRESENTATIONS AND WARRANTIES OF RGB and MARK
DISALVO.

Each of RGB and Mark DiSalvo severally represents and warrants to SLMI as follows:

(a) this Agreement has been duly executed and delivered by such shareholder and constitutes a valid and binding obligation of such shareholder enforceable against such shareholder in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally; and

(b) none of such shareholders is, or has been, the subject of any investigation, action, proceeding, order or decree by any securities governmental authority or any judgment, order or decree issued by any governmental authority relating to federal or state securities laws or the regulations of any self-regulatory organization involved in the securities business.

9.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
BCOI: All obligations of BCOI and BCOI Shareholders under this Agreement are subject to the fulfillment prior to, or as of, the Closing Date, of each of the following conditions:

(a) The representations and warranties by SLMI contained in this Agreement or in any certificate or documents delivered to BCOI pursuant to the provisions hereof, shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time.

(b) SLMI shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at closing;

(c) SLMI shall have delivered to BCOI evidence to the effect that:

       (i) SLMI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;
       (ii) SLMI has the corporate power to carry on its business as now being conducted;
       (iii) This Agreement has been duly authorized, executed and delivered by SLMI and is a valid and binding obligation of SLMI and enforceable in accordance with its terms;
       (iv) SLMI through its board of directors has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement;
       (v) Except as referred to herein, SLMI knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting SLMI; and (b) no unsatisfied judgments against SLMI;

10.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
SLMI: All obligations of SLMI under this Agreement are subject to the fulfillment prior to, or as of the Closing Date of each of the following conditions:

(a) The representations and warranties by BCOI contained in this Agreement, or in any certificate or document delivered to SLMI pursuant to the provisions hereof, shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time.

(b) BCOI and BCOI Shareholders shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at closing.

(c) BCOI shall have delivered to SLMI an attorney opinion letter and evidence to the effect that:

       (i) BCOI is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado;
       (ii) BCOI has the corporate power to carry on its business as now being conducted;
       (iii) This Agreement has been duly authorized, executed and delivered by BCOI and is a valid and binding obligation of BCOI and enforceable in accordance with its terms;
       (iv) BCOI through its board of directors has taken all corporate action necessary to authorized the execution, delivery and performance of this Agreement;
       (v) The documents executed and delivered to SLMI hereunder are valid and binding in accordance with the terms and vest in SLMI all right, title and interest in and to the stock of BCOI and said stock when issued shall be validly issued, fully paid, and non-assessable;
       (vi) Except as referred to herein, BCOI knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting BCOI; and (b) no unsatisfied judgments against BCOI;
       (vii) That the existing shares represented as free trading on attached Exhibits B and C are Free Trading.

(d) BCOI shall have delivered to SLMI evidence to the effect that:

       (i) the preparation and filing of an information statement with the SEC pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder has been completed; and
       (ii) the preparation and filing of Form 8-K with the SEC concerning the change of control transaction has been completed.

(e) SLMI shall have received approval of and consent to the transaction contemplated herein by SLMI shareholders owning at least 51% of the outstanding stock of SLMI.

11. PROHIBITED ACTS. BCOI agrees not to do any of the following acts prior to the Closing Date, and the BCOI Shareholders agree that prior to the Closing Date, they will not request or permit BCOI to do any of the following acts:
       (a) declare or pay any dividends or other distributions on its stock, or purchase or redeem any of its stock; or
       (b) issue any stock or other securities, including any rights or options to purchase or otherwise acquire any of its stock, and shall not issue any notes or other evidences of indebtedness.

12.    REVERSE SPLIT PROHIBITED.  BCOI and SLMI agree that
BCOI shall not authorize or perform any reverse stock splits for 18 months from the Closing Date.

13. INDEMNIFICATION. Within the period in paragraph 13 herein, and in accordance with the terms of that paragraph, each party to this Agreement, shall indemnify and hold harmless each other party all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs, and expenses, including attorney's fees, incident to any of the foregoing, resulting from misrepresentations, breach of covenant of warranty or nonfulfillment of any agreement on the part of such party under this Agreement, or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties, on demand, for any payment made by said parties at any time after the Closing Date, in respect of any liabilities or claim to which the foregoing indemnity relates.

14. NATURE AND SURVIVAL OF REPRESENTATIONS: All representations, warranties and covenants made by any party in this Agreement shall survive the closing hereunder for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement, or at the closing of the transaction herein provided for, and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

15.    RESIGNATIONS AND APPOINTMENT OF OFFICERS
AND DIRECTORS.

(a) Upon the Closing Date, the officers and directors of BCOI shall become:
Directors:  Stan Lee, Devendra Mishra, Gill Champion, Andrea
Freitag

President:  Devendra Mishra

Vice President: Gill Champion

Secretary:  Andrea Freitag

Treasurer:  Stephen Gordon

16. NOTICES. Any notices which any of the parties hereto may desire to serve upon any of the parties hereto shall be in writing and shall be conclusively deemed to have been received by the parties at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If to current BCOI management or the BCOI Shareholders:

Mark DiSalvo
192 Searidge Court
Shell Beach, CA  93449


If to SLMI management or SLMI:

Stan Lee Media, Inc.
15821 Ventura Blvd., Suite 875
Encino, CA  91436
Attention:  Chief Operating Officer

If to RGB:

Robert Bryan
3200 White Alder
Sonoma, CA  95476

17.    POST CLOSING COVENANTS.  BCOI's counsel (subject to
SLMI's counsel's review and approval) shall prepare and file Form 8-k with the SEC concerning the change of control transaction.

18. CONDITION SUBSEQUENT. This closing assumes the later closing of a Stock Purchase Agreement between certain shareholders of BCOI and certain buyers (including RGB) of BCOI Existing
Shares. If the selling shareholders fail to satisfy their obligations thereunder, SLMI shall have the right to unwind this entire transaction without imposition of any fee, charge or payment.

19. PUBLICITY. Each party hereto agrees not to issue any press release or make any public statement (except as required by law) with respect to the transactions contemplated hereby without the consent of the other party, and in no event shall any press release be made prior to the Closing Date hereunder.

20. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, and successors and assigns of the parties.

21. CHOICE OF LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

22. COUNTERPARTS. This Agreement may be signed in one or more counterparts, all of which taken together shall constitute the entire Agreement.

23.    MISCELLANEOUS

(a) Further Assurance: At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

(b) Waiver: Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

(c)    Time:  Time is of the essence.

(d) Severability: If any part of this Agreement is deemed to be unenforceable, the balance of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BOULDER CAPITAL OPPORTUNITIES, INC., a Colorado
Corporation By:  /s/ ______________
Mark DiSalvo, President
/s/____________________
Leah DiSalvo, Secretary

STAN LEE MEDIA, INC., a Delaware Corporation
By:    /s/___________
Gil Champion, Chief Operating Officer
/s/___________________
Andrea Freitag, Secretary

RGB
By: /s/______________
Robert Bryan

Exhibit C

Robert Soehngen               4/22/96        560,000     1,400<F1>
Gary S. Joiner                4/22/96         50,000       125<F2>
Grant W. Peck                 4/22/96         50,000       125<F2>
Dean F. Sessions              4/22/96         50,000       125<F2>
Robert Soehngen               4/23/96        100,000           250
Steven C. Signer              4/26/96         50,000         1,500
Dev K. Mahanti                4/26/96         50,000         1,500
Thomas Soehngen               4/28/96         40,000         1,200
John F. O'Neil                4/29/96         30,000           900
Douglas L. Ray                4/29/96         30,000           900

<F1>  Consideration consisted of pre-incorporation consulting services rendered to the Company related to investigating and developing the Company's proposed business plan and capital structure and completing the organization and incorporation of the Company.
<F2>  Consideration consisted of pre-incorporation consulting services rendered to the Company related to investigating and developing the Company's proposed business plan and capital structure.

Each of the sales listed above was made for cash or services. All of the above sales were made in reliance upon the exemption from registration offered by Section 4(2) of the Securities Act of 1933, as amended.
SCHEDULE A

Shareholders and RGB shall agree to a "lock up" of their respective Free Trade Shares as follows:

Shareholders:  496,125 shares

                           Free Trade Shares
Date                                Released                    Cumulative
Upon Closing                          70,000                        70,000
30 days after Closing                 70,000                       140,000
60 days after Closing                 70,000                       210,000
90 days after Closing                 70,000                       280,000
120 days after Closing                70,000                       350,000
150 days after Closing                70,000                       420,000
180 days after Closing                76,125                       496,125

RGB:  165,376 Shares

Upon Closing                          23,000                        23,000
30 days after Closing                 23,000                        46,000
60 days after Closing                 23,000                        69,000
90 days after Closing                 23,000                        92,000
120 days after Closing                23,000                       115,000
150 days after Closing                23,000                       138,000
180 days after Closing                27,375                       165,375

Boulder Capital Opportunities, Inc., a Colorado corporation
By:  /s/ ______________, Mark DiSalvo

Stan Lee Media, Inc., a Delaware corporation
By: /s/ _______________, Gil Champion, Chief Operations Officer
By: /s/ _______________, Andrea Freitag, Secretary

RGB
By: /s/ _______________, Robert Bryan